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Exhibit 99(c)

LETTER OF TRANSMITTAL

TENNANT COMPANY

OFFER TO EXCHANGE

Up to $300,000,000 aggregate principal amount of 5.625% Senior Notes due 2025 (Rule 144A CUSIP No. 880345 AA1* and Regulation S CUSIP No. 880345 AA1*, the "Restricted Notes") for a like aggregate principal amount of 5.625% Senior Notes due 2025, in a transaction registered under the Securities Act of 1933, as amended (CUSIP No.                *, the "Exchange Notes")

PURSUANT TO THE PROSPECTUS
DATED [                        ], 2018

        THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON [                        ], 2018, SUBJECT TO THE COMPANY'S RIGHT TO EXTEND THE EXPIRATION DATE (SUCH DATE AND TIME, AS IT MAY BE EXTENDED, THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO THE EXPIRATION DATE.

Delivery to:
Wells Fargo Bank, National Association (the "Exchange Agent")

By Registered or Certified Mail, Overnight Delivery:

Wells Fargo Bank, N.A.
Corporate Trust Operations
MAC N9300-070
600 Fourth Street South, 7th Floor
Minneapolis, MN 55415

For Information Call:

(800) 344-5128, Option 0, Attention: Bondholder Communications

For Facsimile Transmission (for Eligible Institutions only):

(612) 667-6282

Confirm by E-mail:

bondholdercommunications@wellsfargo.com

        DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY OF THIS LETTER OF TRANSMITTAL. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

        The undersigned acknowledges that he or she has received the prospectus, dated [                        ], 2018 (as amended or supplemented, the "Prospectus"), of Tennant Company, a Minnesota corporation (the "Company"), and this Letter of Transmittal (the "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $300,000,000 of its 5.625% Senior Notes due 2025 (the "Restricted Notes") for a like aggregate principal amount of 5.625% Senior Notes due 2025, in a transaction registered under the Securities Act of 1933, as amended (the "Securities Act") (the "Exchange Notes"). Capitalized terms not defined herein shall have the respective meanings ascribed to them in the Prospectus.

        For each Restricted Note accepted for exchange, the holder of such Restricted Note will receive an Exchange Note having a principal amount equal to the principal amount of the surrendered Restricted Note. Holders of the Exchange Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid on the Restricted Notes or, if no interest has been paid, from the issue date of the Restricted Notes. The Restricted Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders of Restricted Notes whose Restricted Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Restricted Notes otherwise payable on any interest payment date the record date for which occurs on or after the consummation of the Exchange Offer.

        The Company reserves the right at its sole discretion, at any time prior to the expiration of the Exchange Offer, to extend the period of time during which the Exchange Offer is open, in which event the term "Expiration Date" for such Exchange Offer shall mean the latest time and date to which such Exchange Offer is extended.

        This Letter is to be completed by a holder of Restricted Notes either if certificates for such Restricted Notes, in proper form for transfer, are to be physically delivered herewith or if a tender of such Restricted Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth under the caption "Book-Entry, Delivery and Form" in the Prospectus and an Agent's Message (as defined below) is not delivered.

        Tenders of Restricted Notes by book-entry transfer also may be made by delivering an Agent's Message in lieu of this Letter. The term "Agent's Message" means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation (as defined below), which states that DTC has received an express acknowledgment from the tendering participant in its Automated Tender Offer Program ("ATOP") stating that such participant has received and agrees to be bound by this Letter and that the Company may enforce such Letter against the participant. The term "Book-Entry Confirmation" means a timely confirmation of a book-entry transfer of Restricted Notes into the Exchange Agent's account at DTC.

        Accordingly, this Letter need not be completed by a holder tendering through ATOP. By using the ATOP procedures to tender the Notes, a holder will not be required to deliver this Letter to the Exchange Agent. However, any such holder will be bound by the Letter's terms and will be deemed to have made the acknowledgments and the representations and warranties it contains, just as if such holder had signed it.

        Unless the context otherwise requires, the term "holder" for purposes of this Letter means any person in whose name Restricted Notes are registered or any other person who has obtained a properly completed note power from the holder or any person whose Restricted Notes are held of record by DTC.

        We have not provided guaranteed delivery procedures in conjunction with this Exchange Offer or under any of the Prospectus or other materials provided herewith.

        Delivery of documents to DTC, the Trustee (as defined in the Prospectus) or the Company does not constitute delivery to the Exchange Agent.

        *No representation is made as to the correctness or accuracy of the CUSIP Numbers listed in this Letter of Transmittal or printed on the Notes. Neither the Company, the Guarantors, the Exchange

Agent, nor the Trustee shall be responsible for the selection or use of CUSIP or ISIN Numbers. They are provided solely for the convenience of the Holders.

        The method of delivery of Restricted Notes, Letters and all other required documents are at the election and risk of the holders. If such delivery is by mail it is recommended that registered mail properly insured, with return receipt requested, be used. In all cases, sufficient time should be allowed to assure timely delivery. No Letters, Restricted Notes or other required documents should be sent to the Company.

        YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER MAY BE DIRECTED TO THE EXCHANGE AGENT, WHOSE ADDRESS, TELEPHONE NUMBER AND E-MAIL ADDRESS APPEAR ON THE FRONT PAGE OF THIS LETTER.

        The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

        PLEASE READ THE ENTIRE LETTER AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

        List below the Restricted Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Restricted Notes should be listed on a separate signed schedule affixed hereto.

All Tendering Holders Complete Box 1:

Box 1 Description of Restricted Notes

	1	2	3

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount Represented	Principal Amount Tendered**

Total

*	Need not be completed if Restricted Notes are being tendered by book-entry transfer.
**	Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Restricted Notes represented by the Restricted Notes indicated in column 2. See Instruction 2. Restricted Notes tendered must be in minimum denominations of $2,000 in principal amount and integral multiples of $1,000 in excess thereof. See Instruction 1.

Box 2
Book-Entry Transfer

☐	CHECK HERE IF TENDERED RESTRICTED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

        By crediting the Restricted Notes to the Exchange Agent's account at DTC using ATOP and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting to the Exchange Agent an Agent's Message in which the holder of the Restricted Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter, the participant in DTC confirms on behalf of itself and the beneficial owners of such Restricted Notes all provisions of this Letter (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter to the Exchange Agent.

Box 3
Return of Non-Exchanged Restricted Notes
Tendered by Book-Entry Transfer

☐	CHECK HERE IF RESTRICTED NOTES TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED RESTRICTED NOTES ARE TO BE RETURNED BY CREDITING THE ACCOUNT NUMBER SET FORTH ABOVE.

Box 4
Participating Broker-Dealer

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE TEN (10) ADDITIONAL COPIES OF THE PROSPECTUS AND OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

        If the undersigned is not a broker-dealer, the undersigned represents that it is not an "affiliate", as defined in Rule 405 under the Securities Act, of the Company, is not participating, does not intend to participate and has no arrangement or understanding with any person to participate, in a "distribution", as defined in the Securities Act, of Exchange Notes and is acquiring the Exchange Notes in its ordinary course of business.

        If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Restricted Notes, it represents that the Restricted Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering such a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act (other than in connection with a resale of an unsold allotment from the original sale of the Restricted Notes).

 PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Restricted Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Restricted Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Restricted Notes as are being tendered hereby.

        The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned's true and lawful agent and attorney-in-fact with respect to such tendered Restricted Notes, with full power of substitution, among other things, to cause the Restricted Notes to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Restricted Notes, and to acquire Exchange Notes issuable upon the exchange of such tendered Restricted Notes, and that, when such Restricted Notes are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the Restricted Notes are accepted by the Company. The undersigned hereby further represents that any Exchange Notes acquired in exchange for Restricted Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, that neither the holder of such Restricted Notes nor any such other person is participating in, intends to participate in or has an arrangement or understanding with any person to participate in the "distribution", as defined in the Securities Act, of such Exchange Notes and that neither the holder of such Restricted Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Restricted Notes, it represents that the Restricted Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering such a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act (other than in connection with a resale of an unsold allotment from the original sale of the Restricted Notes).

        The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the Exchange Notes to be issued pursuant to the Exchange Offer in exchange for the Restricted Notes may be offered for resale, resold and otherwise transferred by holders thereof, without compliance with the registration and prospectus delivery requirements of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holder's business and, in the case of a broker-dealer, were acquired as a result of its market-making or other trading activities, such holder is not holding any Restricted Notes that have the status of, or are reasonably likely to have the status of, an unsold allotment in the initial offering, such holder is not participating, does not intend to participate in and has no arrangement or understanding with any person to participate in the "distribution", as defined in the Securities Act, of such Exchange Notes and is not an "affiliate", as defined in Rule 405 under the Securities Act, of the Company. The undersigned also acknowledges that the staff of the SEC has not considered the Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as it has in other interpretations to third parties. If any holder is an "affiliate", as defined in Rule 405 under the Securities Act, of the Company, or is participating in, intends to participate in or has any arrangement or understanding with any person to participate in the "distribution", as defined in the Securities Act, of the Exchange Notes to be acquired pursuant to the Exchange Offer, such holder (i) may not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that acquired any of its Restricted Notes directly from the Company (including as an unsold allotment from the original sale of the Restricted Notes), such broker-dealer (x) may not rely on the applicable interpretations of the staff of the SEC and (y) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction.

        The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Restricted Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth under the caption "The Exchange Offer—Withdrawal Rights" in the Prospectus.

        The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "The Exchange Offer—Conditions to the Exchange Offer". The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Restricted Notes tendered hereby and, in such event, the Restricted Notes not exchanged will be returned to the undersigned at the address shown above, promptly following the expiration or termination of the Exchange Offer. In addition, the Company may amend the Exchange Offer at any time prior to the Expiration Date if any of the conditions set forth under caption "The Exchange Offer—Conditions to the Exchange Offer" in the Prospectus occur.

        Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the Exchange Notes (and, if applicable, substitute certificates representing Restricted Notes for any Restricted Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Restricted Notes, please credit the Exchange Notes to be issued to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Exchange Notes (and, if applicable, substitute certificates representing Restricted Notes for any Restricted Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Restricted Notes".

        THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF RESTRICTED NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE RESTRICTED NOTES AS SET FORTH IN SUCH BOX ABOVE.

 Box 5
SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 3 and 4)

        To be completed ONLY if certificates for Restricted Notes not exchanged and/or Exchange Notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above, or if Restricted Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.

Issue:	☐ Restricted Notes not tendered to:
☐ Exchange Notes to:

Name(s):

(Please Print or Type)
Address:

(Include Zip Code)
Daytime Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:

 Box 6
SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 3 and 4)

        To be completed ONLY if certificates for Restricted Notes not exchanged and/or Exchange Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above or to such person or persons at an address other than shown in the box entitled "Description of Restricted Notes" on this Letter above.

Deliver:	☐	Restricted Notes not tendered to:
	☐	Exchange Notes to:

Name(s):	(Please Print or Type)

Address:

(Include Zip Code)
Daytime Area Code and Telephone Number.

Taxpayer Identification or Social Security Number*:

*
Such person(s) must properly complete an IRS Form W-9, Form W-8BEN, Form W-8ECI or Form W-8IMY.

 Box 7
TENDERING HOLDER(S) SIGN HERE
(Complete IRS Form W-9 or Appropriate IRS Form W-8)

        Must be signed by the registered holder(s) (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Restricted Notes) of the Restricted Notes exactly as their name(s) appear(s) on the Restricted Notes hereby tendered or by any person(s) authorized to become the registered holder(s) by properly completed note powers or endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person. See Instruction 3.

(Signature(s) of Holder(s))

Date:

Name(s):	(Please Type or Print)

Capacity (full title):

Address:	(Including Zip Code)

Daytime Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:

GUARANTEE OF SIGNATURE(S)
(If Required—See Instruction 3)

Authorized Signature:

Date:

Name:

Title:

Name of Firm:

Address of Firm:	(Include Zip Code)

Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:

        IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE IN LIEU THEREOF (TOGETHER WITH THE CERTIFICATES, IF ANY, FOR RESTRICTED NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

        IN ORDER TO VALIDLY TENDER RESTRICTED NOTES FOR EXCHANGE, HOLDERS OF RESTRICTED NOTES MUST COMPLETE, EXECUTE AND DELIVER THIS LETTER OR AN AGENT'S MESSAGE IN LIEU THEREOF.

        Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death, incapacity or dissolution of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

 INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer to Exchange

Up to $300,000,000 aggregate principal amount of 5.625% Senior Notes due 2025 (the "Restricted Notes") for a like aggregate principal amount of 5.625% Senior Notes due 2025, in a transaction registered under the Securities Act of 1933, as amended (the "Exchange Notes")

Pursuant to the Prospectus, dated [                        ], 2018

1.     DELIVERY OF THIS LETTER AND NOTES.

        This Letter is to be completed by holders of Restricted Notes either if certificates for such Restricted Notes, in proper form for transfer, are to be physically delivered herewith or if tenders of such Restricted Notes are to be made to the account maintained by the Exchange Agent at DTC pursuant to the procedures for delivery by book-entry transfer set forth under the caption "Book-Entry, Delivery and Form" in the Prospectus and an Agent's Message is not delivered. Tenders of the Restricted Notes by book-entry transfer also may be made by delivering an Agent's Message in lieu of this Letter. The term "Agent's Message" means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the tendering participant in ATOP stating that such participant has received and agrees to be bound by this Letter and that the Company may enforce such Letter against the participant. Certificates for all physically tendered Restricted Notes or Book-Entry Confirmation evidencing the tender of Restricted Notes into the Exchange Agent's account at DTC, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof or Agent's Message in lieu thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein prior to the Expiration Date. Restricted Notes tendered hereby must be in minimum denominations of principal amount of $2,000 and integral multiples of $1,000 in excess thereof.

        The method of delivery of this Letter, the Restricted Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If this Letter, the Restricted Notes and any such other documents are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, and made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 P.M., New York City Time, on the Expiration Date. No Letters, Restricted Notes or other required documents should be sent to the Company.

        No alternative, conditional, irregular or contingent tenders will be accepted. Each tendering holder, by execution of this Letter (or facsimile thereof) or delivery of an Agent's Message in lieu thereof, shall waive any right to receive any notice of the acceptance of the Restricted Notes for exchange.

        See the caption "The Exchange Offer" in the Prospectus.

2.     PARTIAL TENDERS (NOT APPLICABLE TO NOTE HOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER).

        If less than all of the Restricted Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Restricted Notes to be tendered in column 3, "Principal Amount Tendered," in box 1 above entitled "Description of Restricted Notes". A reissued certificate representing the balance of non-tendered Restricted Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Restricted Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

3.     SIGNATURES ON THIS LETTER; NOTE POWER AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

        If this Letter is signed by the registered holder(s) of the Restricted Notes tendered hereby, the signature(s) must correspond exactly with the name as written on the face of the certificates or on DTC's security position listing as the holder of such Restricted Notes without any change whatsoever.

        If any tendered Restricted Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

        If any tendered Restricted Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

        When this Letter is signed by the registered holder(s) (which term, for the purposes described herein, shall include DTC as the owner of the Restricted Notes) of the Restricted Notes specified herein and tendered hereby, no endorsements of certificates or separate note powers are required. If, however, the Exchange Notes are to be issued, or any untendered or unexchanged Restricted Notes are to be reissued, to a person other than the registered holder(s), then such certificate(s) must be endorsed in blank or accompanied by note powers in form satisfactory to the Company, in either case duly executed by the registered holder(s) as the name(s) of such registered holder(s) appear(s) on such certificate(s) and the signature(s) on such certificate(s) must be guaranteed by an Eligible Institution (as defined below).

        If this Letter or any certificates or note powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company in its sole discretion of their authority to so act must be submitted herewith.

        Endorsements on certificates for Restricted Notes or signatures on note powers required by this Instruction 3 must be guaranteed by a firm which is a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (each, an "Eligible Institution").

        Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Restricted Notes are tendered: (i) by a registered holder of Restricted Notes (which term, for purposes of the Exchange Offer, includes any participant in DTC's system whose name appears on a security position listing as the holder of such Restricted Notes) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" in this Letter or (ii) for the account of an Eligible Institution.

4.     SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

        Tendering holders of Restricted Notes should indicate, in the applicable box 5 or 6, the name and address to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Restricted Notes not exchanged are to be issued or sent, if different from the name(s) or address(es) of the person(s) signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named also must be indicated. Holders tendering Restricted Notes by book-entry transfer may request in box 3 that Restricted Notes not exchanged be credited to such account maintained at DTC as such note holder may designate hereon. If no such instructions are given, such Restricted Notes not exchanged will be returned either to the name and address of the person signing this Letter or the account of DTC from which they were tendered.

5.     TAXPAYER IDENTIFICATION NUMBER AND BACKUP WITHHOLDING.

        The exchange of Restricted Notes for Exchange Notes pursuant to the Exchange Offer will not be treated as a taxable exchange for U.S. federal income tax purposes. However, U.S. Federal income tax law generally requires that payments of principal and interest on a note to a non-exempt holder be subject to backup withholding unless such holder provides the payor with such holder's correct Taxpayer Identification Number ("TIN") on IRS Form W-9 or otherwise establishes a basis for exemption. Accordingly, the Exchange Agent, as payor, must have a correct TIN for each tendering holder whose Restricted Notes are accepted for exchange. In the case of a holder who is an individual, the TIN is generally such holder's social security number. If the Exchange Agent has not already been provided, or is not provided with, the correct TIN or an adequate basis for an exemption, such holder may be subject to a $50 penalty imposed by the Internal Revenue Service ("IRS") and backup withholding at the applicable rate, currently 28%, on the amount of any reportable payments made after the exchange to such tendering holder. If withholding results in an overpayment of taxes, a refund may be obtained.

        To prevent backup withholding, each tendering holder that has not already provided the Exchange Agent with a correct TIN must provide such holder's correct TIN by completing IRS Form W-9, or an appropriate IRS Form W-8, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the IRS that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the IRS has notified the holder that such holder is no longer subject to backup withholding.

        If the holder does not have a TIN, such holder should consult the instructions to IRS Form W-9 for information on applying for a TIN, write "Applied For" in the space for the TIN in Part 1 of IRS Form W-9, and sign and date IRS Form W-9. If the holder does not provide such holder's TIN to the Exchange Agent within 60 days, backup withholding will begin and continue until such holder furnishes such holder's TIN to the Exchange Agent. Note: Writing "Applied For" on the form means that the holder has already applied for a TIN or that such holder intends to apply for one in the near future. If the Restricted Notes are held in more than one name or are not in the name of the actual owner, consult the instructions to IRS Form W-9 for information on which TIN to report.

        Certain tendering holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt holders should indicate their exempt status on IRS Form W-9. See the instructions to IRS Form W-9 for additional information. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent an appropriate and properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. IRS Forms W-8 and W-9, and the instructions to such forms, can be obtained from the Exchange Agent or the IRS website at http://www.irs.gov.

6.     TRANSFER TAXES.

        The Company will pay all transfer taxes, if any, applicable to the transfer and exchange of Restricted Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Restricted Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Restricted Notes tendered hereby, or if tendered Restricted Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer and exchange of Restricted Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Restricted Notes specified in this Letter.

7.     WAIVER OF CONDITIONS.

        The Company reserves the right in its reasonable discretion to waive satisfaction of any or all conditions enumerated in the Prospectus or in this Letter prior to the Expiration Date.

8.     NO CONDITIONAL TENDERS; DEFECTS.

        No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Restricted Notes, by execution of this Letter or an Agent's Message in lieu thereof, shall waive any right to receive notice of the acceptance of their Restricted Notes for exchange.

        Neither the Company nor the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Restricted Notes, nor shall any of them incur any liability for failure to give any such notice.

9.     MUTILATED, LOST, STOLEN OR DESTROYED RESTRICTED NOTES.

        Any holder whose Restricted Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.   WITHDRAWAL RIGHTS.

        Tenders of Restricted Notes may be withdrawn at any time prior to 5:00 p.m., New York City Time, on the Expiration Date.

        For a withdrawal of a tender of Restricted Notes to be effective, notice of withdrawal must be received by the Exchange Agent prior to 5:00 p.m., New York City Time, on the Expiration Date. Any written notice of withdrawal must (i) specify the name of the person having tendered the Restricted Notes to be withdrawn, (ii) identify the Restricted Notes to be withdrawn (including certificate number(s), if any, and the principal amount of such Restricted Notes), (iii) contain a statement that such holder is withdrawing such holder's election to have such Restricted Notes exchanged, (iv) be signed by the holder in the same manner as the original signature on the Letter by which such Restricted Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the Trustee with respect to the Restricted Notes register the transfer of such Restricted Notes in the name of the person withdrawing the tender and (v) specify the name in which such Restricted Notes are registered, if different from that of the holder. If Restricted Notes have been tendered pursuant to the procedure for book-entry transfer set forth under the caption "Book-Entry, Delivery and Form" in the Prospectus, the Exchange Agent must receive a valid withdrawal request through ATOP from the tendering DTC participant before the Expiration Date, which must include the VOI number of the tender to be withdrawn and the name of the ultimate beneficial owner of the Restricted Notes to be withdrawn. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company (which power may be delegated to the Exchange Agent), whose determination shall be final and binding on all parties. Any Restricted Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Restricted Notes so withdrawn are validly re-tendered. Any Restricted Notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Restricted Notes tendered by book-entry transfer into the Exchange Agent's account at DTC pursuant to the book-entry transfer procedures set forth under the caption "Book-Entry, Delivery and Form" in the Prospectus, such Restricted Notes will be credited to an account maintained with DTC for the Restricted Notes) promptly after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Restricted Notes may be re-tendered by following the procedures described above at any time prior to 5:00 p.m., New York City Time, on the Expiration Date. None of us, the Exchange Agent, the Trustee or any other person will be under any duty to give notification of any defects or irregularities in any withdrawal or notice of withdrawal of tenders, or incur any liability for failure to give any such notification.

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11.   REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

        Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above.

        Manually signed copies of the Letter will be accepted. The Letter and any other required documents should be sent or delivered by each holder or such holder's broker, dealer commercial bank or other nominee to the Exchange Agent at one of the addresses set forth below.

The Exchange Agent for the Exchange Offer is:

Wells Fargo Bank, National Association

By Registered or Certified Mail, Overnight Delivery:
Wells Fargo Bank, N.A.
Corporate Trust Operations
MAC N9300-070
600 Fourth Street South, 7th Floor
Minneapolis, MN 55415

For Information Call:

(800) 344-5128, Option 0, Attention: Bondholder Communications

For Facsimile Transmission (for Eligible Institutions only):

(612) 667-6282

Confirm by E-mail:

bondholdercommunications@wellsfargo.com

QuickLinks

Box 2 Book-Entry Transfer
Box 3 Return of Non-Exchanged Restricted Notes Tendered by Book-Entry Transfer
Box 4 Participating Broker-Dealer
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
Box 5 SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 3 and 4)
Box 6 SPECIAL DELIVERY INSTRUCTIONS (See Instructions 3 and 4)
Box 7 TENDERING HOLDER(S) SIGN HERE (Complete IRS Form W-9 or Appropriate IRS Form W-8)
(Signature(s) of Holder(s))
GUARANTEE OF SIGNATURE(S) (If Required—See Instruction 3)
INSTRUCTIONS